SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
           --------------------------------------------
                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): October 6, 1997 (October 5,
                                                   1997)

                   COAST SAVINGS FINANCIAL, INC.
------------------------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


          Delaware                 1-10264           95-4196764
------------------------------------------------------------------------------
  (State or Other Jurisdiction   (Commission        (IRS employer
       of Incorporation)         File Number)     Identification No.)


1000 Wilshire Boulevard
Los Angeles, California                                           90017-2457
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)





Registrant's telephone number, including area code:   (213)362-2000
                                                    --------------------------

                          Not Applicable
------------------------------------------------------------------------------
   (former name or former address, if changed since last report)

Item 5. Other Events.

      On October 5, 1997, Coast Savings Financial, Inc., a Delaware corporation ("Coast"), and H.F. Ahmanson & Company, a Delaware corporation ("Ahmanson"), entered into an Agreement and Plan of Merger, dated as of October 5, 1997 (the "Merger Agreement"). The Merger Agreement provides for the merger (the "Merger") of Coast with and into Ahmanson, with Ahmanson remaining as the surviving corporation, subject to various conditions, including the affirmative vote of the majority of the outstanding shares of common stock of Coast and regulatory approvals.

      Pursuant to the Merger Agreement, in the Merger (i) each outstanding share of Coast common stock will be exchanged for
0.8082 shares of Ahmanson common stock and (ii) Ahmanson will enter into a contractual commitment to make payments to a trust (the "Trust") (which will have issued certificates (the "Contingent Payment Right Certificates") reflecting proportionate interests in the Trust to Coast's shareholders immediately prior to the Merger) of any proceeds (net of taxes, computed on certain assumptions, and expenses) received from the pending supervisory goodwill litigation of Coast Federal Bank, Federal Savings Bank, against the United States. The Trust will make payments of such proceeds to the holders of the Contingent Payment Right Certificates. The terms of the Contingent Payment Right Certificates are set forth in Annex I to the Merger Agreement.

      The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Agreement and Plan of Merger, which is attached hereto as Exhibit 2 and is incorporated herein by reference.

      The Press Release jointly issued by Coast and Ahmanson on October 6, 1997 announcing the Merger is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      2 Agreement and Plan of Merger, dated as of October 5, 1997, by and between H.F. Ahmanson & Company and Coast Savings Financial, Inc.

      99.1 Press Release issued by H.F. Ahmanson & Company and Coast Savings Financial, Inc. on October 6, 1997

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 1997

                        COAST SAVINGS FINANCIAL, INC.
                        (Registrant)


                        By: /s/ Ray Martin
                           ----------------------
                        Name:  Ray Martin
                        Title: Chairman of the Board and Chief
                               Executive Officer

                          EXHIBIT INDEX



      2 Agreement and Plan of Merger, dated as of October 5, 1997, by and between H.F. Ahmanson & Company and Coast Savings Financial, Inc.

      99.1 Press Release issued by H.F. Ahmanson & Company and Coast Savings Financial, Inc. on October 6, 1997